                                                                   Exhibit 21.01

                         SUBSIDIARIES OF THE REGISTRANT


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
                                                                           NAME UNDER WHICH
NAME                                      JURISDICTION OF ORGANIZATION     SUBSIDIARY DOES BUSINESS
- ----                                      ----------------------------     ------------------------
ECI License Company, LP                   Pennsylvania                     ECI License Company, LP

Entercom Investors Corp.                  Pennsylvania                     Entercom Investors Corp.

Entercom Portland, LLC                    Oregon                           Entercom Portland, LLC

Entercom Portland License, LLC            Oregon                           Entercom Portland License, LLC

Entercom Rochester, Inc.                  New York                         Entercom Rochester, Inc.

Entercom Buffalo License, LLC             Delaware                         Entercom Buffalo License, LLC

Entercom Boston 1 Trust                   Massachusetts                    Entercom Boston License, LLC

Entercom Boston, LLC                      Delaware                         Entercom Boston License, LLC

Entercom Boston License, LLC              Delaware                         Entercom Boston License, LLC

Entercom Seattle, LLC                     Delaware                         Entercom Seattle, LLC

Entercom Seattle License, LLC             Delaware                         Entercom Seattle License, LLC

Entercom Seattle News License, LLC        Delaware                         Entercom Seattle News License, LLC

Entercom Sacramento, LLC                  Delaware                         Entercom Sacramento, LLC

Entercom Longview, LLC                    Delaware                         Entercom Longview, LLC

Entercom Longview License, LLC            Delaware                         Entercom Longview License, LLC

Entercom Gainesville, LLC                 Delaware                         Entercom Gainesville, LLC

Entercom Gainesville License, LLC         Delaware                         Entercom Gainesville License, LLC

Entercom Kansas City, LLC                 Delaware                         Entercom Kansas City, LLC

Entercom Kansas City News License, LLC    Delaware                         Entercom Kansas City News, LLC

Entercom Micanopy License, LLC            Delaware                         Entercom Micanopy License, LLC

Entercom Greensboro License, LLC          Delaware                         Entercom Greensboro License, LLC

Entercom Greenville License, LLC          Delaware                         Entercom Greenville License, LLC

Entercom Memphis License, LLC             Delaware                         Entercom Memphis License, LLC

Entercom  Milwaukee License, LLC          Delaware                         Entercom  Milwaukee License, LLC

Entercom New Orleans License, LLC         Delaware                         Entercom New Orleans License, LLC

Entercom Norfolk License, LLC             Delaware                         Entercom Norfolk License, LLC

Entercom Scranton Wilkes-Barre            Delaware                         Entercom Scranton Wilkes-Barre
  License, LLC                                                               License, LLC

Entercom Communications Capital Trust     Delaware                         Entercom Communications Capital Trust

Entercom Radio, LLC                       Delaware                         Entercom Radio, LLC

Entercom Buffalo, LLC                     Delaware                         Entercom Buffalo, LLC

Entercom Greensboro, LLC                  Delaware                         Entercom Greensboro, LLC

Entercom Greenville, LLC                  Delaware                         Entercom Greenville, LLC

Entercom Memphis, LLC                     Delaware                         Entercom Memphis, LLC

Entercom Milwaukee, LLC                   Delaware                         Entercom Milwaukee, LLC

Entercom New Orleans, LLC                 Delaware                         Entercom New Orleans, LLC

Entercom Scranton Wilkes-Barre, LLC       Delaware                         Entercom Scranton Wilkes-Barre, LLC

Entercom Norfolk, LLC                     Delaware                         Entercom Norfolk, LLC
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